Exhibit 99.1

NEWS…	Contact:	Dirk Montgomery
February 1, 2007		Lisa Hathcoat
FOR IMMEDIATE RELEASE		(813) 282-1225

OSI RESTAURANT PARTNERS, INC. REPORTS
COMPARABLE STORE SALES

Tampa, Florida, February 1, 2007 - OSI Restaurant Partners, Inc. (NYSE: OSI) today reported that comparable store sales and average unit volumes for the Company’s significant restaurant brands for the quarter ended December 31, 2006 compared to the same quarter in 2005 changed by approximately:

Quarter ended December 31, 2006	Company- owned	Franchise and development joint venture	System-wide
Domestic comparable store sales (stores open 18 months or more)
Outback Steakhouses	0.4%	-1.9%	0.0%
Carrabba’s Italian Grills	-2.5%	n/a	-2.5%
Bonefish Grills	0.1%	-4.3%	-0.2%
Fleming’s Prime Steakhouse and Wine Bars	3.5%	n/a	3.5%
Roy’s	0.2%	n/a	0.2%

Domestic average unit volumes
Outback Steakhouses	0.8%	-2.4%	0.4%
Carrabba’s Italian Grills	-3.9%	n/a	-3.9%
Bonefish Grills	-3.2%	-13.9%	-3.9%
Fleming’s Prime Steakhouse and Wine Bars	-0.1%	n/a	-0.1%
Roy’s	-2.5%	n/a	-2.5%

Changes in comparable store sales and average unit volumes for domestic, Company-owned restaurants for the quarter include year-to-year menu price changes of approximately:

Quarter ended December 31, 2006	Company-owned menu price changes (1)
Outback Steakhouses	0.7%
Carrabba’s Italian Grills	1.5%
Bonefish Grills	1.3%
____________
(1)
Reflects nominal amounts of menu price changes, prior to any change in product mix because of price increases, and may not reflect amounts effectively paid by the customer. Menu price increases are not provided for Fleming’s and Roy’s as a significant portion of their sales come from specials, which fluctuate daily.

Five-week Period Ended December 30, 2006 - Comparable Store Sales

Comparable store sales and average unit volumes for the Company’s significant restaurant brands for the five-week period ended December 30, 2006 compared with the five-week period ended December 31, 2005 changed by approximately:

Five weeks ended December 30, 2006	Company- owned	Franchise and development joint venture	System-wide
Domestic comparable store sales (stores open 18 months or more)
Outback Steakhouses	-0.1%	-1.4%	-0.3%
Carrabba’s Italian Grills	-2.9%	n/a	-2.9%
Bonefish Grills	-1.2%	-4.7%	-1.4%
Fleming’s Prime Steakhouse and Wine Bars	2.3%	n/a	2.3%
Roy’s	-2.9%	n/a	-2.9%

Domestic average unit volumes
Outback Steakhouses	0.2%	-1.1%	0.0%
Carrabba’s Italian Grills	-4.2%	n/a	-4.2%
Bonefish Grills	-4.1%	-13.3%	-4.7%
Fleming’s Prime Steakhouse and Wine Bars	0.9%	n/a	0.9%
Roy’s	-5.5%	n/a	-5.5%

Changes in comparable store sales and average unit volumes for domestic, Company-owned restaurants for the five-week period include year-to-year menu price changes of approximately:

Five weeks ended December 30, 2006	Company-owned menu price changes (1)
Outback Steakhouses	0.8%
Carrabba’s Italian Grills	1.4%
Bonefish Grills	1.5%
____________
(1)
Reflects nominal amounts of menu price changes, prior to any change in product mix because of price increases, and may not reflect amounts effectively paid by the customer. Menu price increases are not provided for Fleming’s and Roy’s as a significant portion of their sales come from specials, which fluctuate daily.

Four-week Period Ended January 27, 2007 - Comparable Store Sales

Comparable store sales and average unit volumes for the Company’s significant restaurant brands for the four-week period ended January 27, 2007 compared with the same four-week period in 2006 changed by approximately:

Four weeks ended January 27, 2007	Company- owned	Franchise and development joint venture	System-wide
Domestic comparable store sales (stores open 18 months or more)
Outback Steakhouses	1.1%	-2.2%	0.6%
Carrabba’s Italian Grills	-0.5%	n/a	-0.5%
Bonefish Grills	1.3%	2.2%	1.3%
Fleming’s Prime Steakhouse and Wine Bars	6.7%	n/a	6.7%
Roy’s	2.0%	n/a	2.0%

Domestic average unit volumes
Outback Steakhouses	1.5%	-2.0%	1.0%
Carrabba’s Italian Grills	-2.0%	n/a	-2.0%
Bonefish Grills	-3.0%	3.1%	-2.5%
Fleming’s Prime Steakhouse and Wine Bars	2.0%	n/a	2.0%
Roy’s	0.3%	n/a	0.3%

Changes in comparable store sales and average unit volumes for domestic, Company-owned restaurants for the four-week period include year-to-year menu price changes of approximately:

Four weeks ended January 27, 2007	Company-owned menu price changes (1)
Outback Steakhouses	0.2%
Carrabba’s Italian Grills	3.2%
Bonefish Grills	2.0%
____________
(1)
Reflects nominal amounts of menu price changes, prior to any change in product mix because of price increases, and may not reflect amounts effectively paid by the customer. Menu price increases are not provided for Fleming’s and Roy’s as a significant portion of their sales come from specials, which fluctuate daily.

The Company noted that New Year’s Eve had a significant impact on both the December and January comparable store sales results, as it was included in the prior period in the December comparables and the current period in the January comparables.

STORE INFORMATION
	Restaurants opened/(closed) during the month ended December 31, 2006	Restaurants open as of December 31, 2006	Restaurants opened during the month ended January 31, 2007	Restaurants open as of January 31, 2007
Outback Steakhouses
Company-owned - domestic	-	679	3	682
Company-owned - international	-	118	2	120
Franchised and development joint venture - domestic	-	107	-	107
Franchised and development joint venture - international	(1)	44	-	44
Total	(1)	948	5	953
Carrabba's Italian Grills
Company-owned	2	229	2	231
Bonefish Grills
Company-owned	-	112	4	116
Franchised	-	7	-	7
Total	-	119	4	123
Fleming’s Prime Steakhouse and Wine Bars
Company-owned	-	45	2	47
Roy’s
Company-owned	-	23	-	23
Cheeseburger in Paradise
Company-owned	-	38	-	38
Lee Roy Selmon’s
Company-owned	-	5	-	5
Blue Coral Seafood and Spirits
Company-owned	-	1	1	2

System-wide total	1	1,408	14	1,422

The OSI Restaurant Partners, Inc. restaurant system operates in 50 states and 20 countries internationally.

Forward-Looking Statements

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, future performance, financing for the transaction and the completion of the transaction. These statements are based on the current expectations of management of OSI Restaurant Partners. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, among other things, (1) OSI Restaurant Partners may be unable to obtain the shareholder approval required for the transaction; (2) OSI Restaurant Partners may be unable to obtain the regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on OSI Restaurant Partners or cause the parties to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) the transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (5) the businesses of OSI Restaurant Partners may suffer as a result of uncertainty surrounding the transaction; (6) the financing required for Bain Capital and Catterton Partners to complete the transaction may be delayed or may not be available and (7) OSI Restaurant Partners may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of OSI Restaurant Partners are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at http://www.sec.gov. Unless required by law, OSI Restaurant Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, a definitive proxy statement of OSI Restaurant Partners and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OSI RESTAURANT PARTNERS AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the definitive proxy statement (when available) as well as other filed documents containing information about OSI Restaurant Partners at http://www.sec.gov, the SEC’s free internet site. Free copies of OSI Restaurant Partners’ SEC filings are also available on OSI Restaurant Partners’ internet site at http://www.osirestaurantpartners.com.

Participants in the Solicitation

OSI Restaurant Partners and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from OSI Restaurant Partners’ stockholders with respect to the proposed transaction. Information regarding the officers and directors of OSI Restaurant Partners is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on March 30, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

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